                                                                    EXHIBIT 99.1
                        UNITED STATES BANKRUPTCY COURT
                        NORTHERN DISTRICT OF CALIFORNIA

In re:  NorthPoint Communications, Inc.,                                    Case No.                     01-30126 TC
        a Delaware corporation                                                                 --------------------------------
                                                                            CHAPTER 11
                                                                            MONTHLY OPERATING REPORT
                                                                            (GENERAL BUSINESS CASE)

---------------------------------------------------------------

                                                    SUMMARY OF FINANCIAL STATUS

        MONTH ENDED:             Jan-01                                  PETITION DATE:                   01/16/01
                               ------------                                                         ----------------------

1.   Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
     Dollars reported in    $1
                            --

2.   Asset and Liability Structure                            End of Current       End of Prior        As of Petition
                                                                  Month               Month                Filing
                                                            -----------------    ----------------    ------------------
     a.  Current Assets                                          $65,085,339         $76,706,736
                                                            -----------------    ----------------

     b.  Total Assets                                           $509,522,226        $528,453,750        $524,071,022
                                                            -----------------    ----------------   -----------------

     c.  Current Liabilities                                      $7,033,447        $124,708,038
                                                            -----------------    ----------------

     d.  Total Liabilities                                      $631,593,810        $612,505,275        $621,758,467
                                                            -----------------    ----------------   -----------------

                                                                                                        Cumulative
3.   Statement of Cash Receipts & Disbursements for Month     Current Month         Prior Month       (Case to Date)
                                                              -------------         -----------       --------------

     a.  Total Receipts                                          $5,434,963            N/A               $5,434,963
                                                            ----------------     ---------------    ----------------

     b.  Total Disbursements                                    $17,405,846            N/A              $17,405,846
                                                            ----------------     ---------------    ----------------

     c.  Excess (Deficiency) of Receipts Over Disbursements
         (a - b)                                               ($11,970,883)           N/A             ($11,970,883)
                                                            ----------------     ---------------    ----------------

     d.  Cash Balance Beginning of Month                        $31,860,859            N/A              $31,860,859
                                                            ----------------     ---------------    ----------------

     e.  Cash Balance End of Month (c + d)                      $19,889,976            N/A              $19,889,976
                                                            ----------------     ---------------    ----------------

                                                                                                        Cumulative
                                                              Current Month         Prior Month       (Case to Date)
                                                              -------------         -----------       --------------

4.   Profit/(Loss) from the Statement of Operations            ($18,710,728)           N/A             ($18,710,728)
                                                            ----------------     ---------------    ----------------
5.   Account Receivables (Pre and Post Petition)                $23,084,526            N/A
                                                            ----------------     ---------------
6.   Post-Petition Liabilities                                   $7,033,447            N/A
                                                            ----------------     ---------------
7.   Past Due Post-Petition Account Payables (over 30 days)              $0            N/A
                                                            ----------------     ---------------

At the end of this reporting month:                                                                       Yes               No
                                                                                                          ---              ---
8.   Have any payments been made on pre-petition debt, other than payments in the normal                   X
     course to secured creditors or lessors? (if yes, attach listing including date of               -----------      -----------
     payment, amount of payment and name of payee)

9.   Have any payments been made to professionals?  (if yes, attach listing including date of                             X
     payment, amount of payment and name of payee)                                                   -----------      -----------

10.  If the answer is yes to 8 or 9, were all such payments approved by the court?                         X
                                                                                                     -----------      -----------

11.  Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                 X
     attach listing including date of payment, amount and reason for payment,                        -----------      -----------
     and name of payee)

12.  Is the estate insured for replacement  cost of assets and
     for general liability?                                                                                X
                                                                                                     -----------      -----------

13.  Are a plan and disclosure statement on file?                                                                          X
                                                                                                     -----------      -----------

14.  Was there any post-petition borrowing during this reporting period?                                                   X
                                                                                                     -----------      -----------

15.  Check if paid: Post-petition taxes     X ;           U.S. Trustee Quarterly Fees  N/A;
                                           ---                                        ----

     Check if filing is current for: Post-petition
     tax reporting and tax returns:           .
                                           ---
     (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:
      ---------------------------------------------------------       --------------------------------------------------------------
                                                                      Responsible Individual

NOTE:  The numbers included in this Monthly Operating Report are unaudited and the listed market value represents the book value of the assets and does NOT reflect any valuation adjustment from the proposed sale by the debtor and its affiliates of a majority of their assets to AT&T Corp.

                            STATEMENT OF OPERATIONS
                            (General Business Case)
                       For the Month Ended      01/31/01
                                             --------------
                         Current Month
----------------------------------------------------------------
      Actual                Forecast              Variance
      ------                --------              --------
                                                                     Revenues:

         $4,537,096                                  $4,537,096    1   Gross Sales
--------------------   -------------------   -------------------
                                                             $0    2   less: Sales Returns & Allowances
--------------------   -------------------   -------------------
         $4,537,096                    $0            $4,537,096    3   Net Sales
--------------------   -------------------   -------------------
           $596,649                                   ($596,649)   4   less: Cost of Goods Sold             (Schedule 'B')
--------------------   -------------------   -------------------
         $3,940,447                    $0            $3,940,447    5   Gross Profit
--------------------   -------------------   -------------------
            $17,261                                     $17,261    6   Interest
--------------------   -------------------   -------------------
                                                             $0    7   Other Income:
--------------------   -------------------   -------------------                          -----------------------------
                                                             $0    8
--------------------   -------------------   -------------------     --------------------------------------------------
                                                             $0    9
--------------------   -------------------   -------------------     --------------------------------------------------

         $3,957,708                    $0            $3,957,708   10       Total Revenues
--------------------   -------------------   -------------------
                                                                     Expenses:

           $182,916                                   ($182,916)  11   Compensation to Owner(s)/Officer(s)
--------------------   -------------------   -------------------
         $2,819,658                                 ($2,819,658)  12   Salaries
--------------------   -------------------   -------------------
            $96,774                                    ($96,774)  13   Commissions
--------------------   -------------------   -------------------
           $779,128                                   ($779,128)  14   Contract Labor
--------------------   -------------------   -------------------
                                                                       Rent/Lease:

            $14,183                                    ($14,183)  15       Personal Property
--------------------   -------------------   -------------------
           $457,077                                   ($457,077)  16       Real Property
--------------------   -------------------   -------------------
            $46,960                                    ($46,960)  17   Insurance
--------------------   -------------------   -------------------
                                                             $0   18   Management Fees
--------------------   -------------------   -------------------
         $4,793,141                                 ($4,793,141)  19   Depreciation
--------------------   -------------------   -------------------
                                                                       Taxes:

           $305,063                                   ($305,063)  20       Employer Payroll Taxes
--------------------   -------------------   -------------------
                                                             $0   21       Real Property Taxes
--------------------   -------------------   -------------------
                                                             $0   22       Other Taxes
--------------------   -------------------   -------------------
            $38,090                                    ($38,090)  23   Other Selling
--------------------   -------------------   -------------------
           $793,064                                   ($793,064)  24   Other Administrative
--------------------   -------------------   -------------------
         $2,663,724                                 ($2,663,724)  25   Interest
--------------------   -------------------   -------------------
           $321,140                                   ($321,140)  26   Other Expenses:
--------------------   -------------------   -------------------                          -----------------------------
         $7,819,140                                 ($7,819,140)  27   Monthly Network Expenses (non-inventory)
--------------------   -------------------   -------------------     --------------------------------------------------
           $322,581                                   ($322,581)  28   Reserve for Doubtful Accounts
--------------------   -------------------   -------------------     --------------------------------------------------
           $511,939                                   ($511,939)  29   Legal Fees
--------------------   -------------------   -------------------     --------------------------------------------------
           $203,858                                   ($203,858)  30   Amortization of Deferred Stock Compensation
--------------------   -------------------   -------------------     --------------------------------------------------
                                                             $0   31
--------------------   -------------------   -------------------     --------------------------------------------------
                                                             $0   32
--------------------   -------------------   -------------------     --------------------------------------------------
                                                             $0   33
--------------------   -------------------   -------------------     --------------------------------------------------
                                                             $0   34
--------------------   -------------------   -------------------     --------------------------------------------------

        $22,168,437                    $0          ($22,168,437)  35       Total Expenses
--------------------   -------------------   -------------------

       ($18,210,728)                   $0          ($18,210,728)  36 Subtotal
--------------------   -------------------   -------------------
                                                                     Reorganization Items:

          ($500,000)                                   $500,000   37   Professional Fees
--------------------   -------------------   -------------------
                                                             $0   38   Provisions for Rejected Executory Contracts
--------------------   -------------------   -------------------
                                                             $0   39   Interest Earned on Accumulated Cash from
--------------------   -------------------   -------------------       Resulting Chp 11 Case

                 $0                                          $0   40   Gain or (Loss) from Sale of Equipment
--------------------   -------------------   -------------------
                                                             $0   41   U.S. Trustee Quarterly Fees
--------------------   -------------------   -------------------
                                                             $0   42
--------------------   -------------------   -------------------     --------------------------------------------------

          ($500,000)                   $0             ($500,000)  43       Total Reorganization Items
--------------------   -------------------   -------------------

       ($18,710,728)                   $0          ($18,710,728)  44 Net Profit (Loss) Before Federal & State Taxes
--------------------   -------------------   -------------------
                                                             $0   45   Federal & State Income Taxes
--------------------   -------------------   -------------------

       ($18,710,728)                   $0          ($18,710,728)  46 Net Profit (Loss)
====================   ===================   ===================


                                                                Cumulative            Next Month
                                                              (Case to Date)           Forecast
   Revenues:

 1   Gross Sales                                                    $4,537,096
                                                         ----------------------   -------------------
 2   less: Sales Returns & Allowances
                                                         ----------------------   -------------------
 3   Net Sales                                                      $4,537,096                    $0
                                                         ----------------------   -------------------
 4   less: Cost of Goods Sold             (Schedule 'B')              $596,649
                                                         ----------------------   -------------------
 5   Gross Profit                                                   $3,940,447                    $0
                                                         ----------------------   -------------------
 6   Interest                                                          $17,261
                                                         ----------------------   -------------------
 7   Other Income:
                        -----------------------------    ----------------------   -------------------
 8
   --------------------------------------------------    ----------------------   -------------------
 9
   --------------------------------------------------    ----------------------   -------------------
10       Total Revenues                                             $3,957,708                    $0
                                                         ----------------------   -------------------
   Expenses:

11   Compensation to Owner(s)/Officer(s)                              $182,916
                                                         ----------------------   -------------------
12   Salaries                                                       $2,819,658
                                                         ----------------------   -------------------
13   Commissions                                                       $96,774
                                                         ----------------------   -------------------
14   Contract Labor                                                   $779,128
                                                         ----------------------   -------------------
     Rent/Lease:

15       Personal Property                                             $14,183
                                                         ----------------------   -------------------
16       Real Property                                                $457,077
                                                         ----------------------   -------------------
17   Insurance                                                         $46,960
                                                         ----------------------   -------------------
18   Management Fees                                                        $0
                                                         ----------------------   -------------------
19   Depreciation                                                   $4,793,141
                                                         ----------------------   -------------------
     Taxes:

20       Employer Payroll Taxes                                       $305,063
                                                         ----------------------   -------------------
21       Real Property Taxes                                                $0
                                                         ----------------------   -------------------
22       Other Taxes                                                        $0
                                                         ----------------------   -------------------
23   Other Selling                                                     $38,090
                                                         ----------------------   -------------------
24   Other Administrative                                             $793,064
                                                         ----------------------   -------------------
25   Interest                                                       $2,663,724
                                                         ----------------------   -------------------
26   Other Expenses:                                                  $321,140
                        -----------------------------    ----------------------   -------------------
27   Monthly Network Expenses (non-inventory)                       $7,819,140
   --------------------------------------------------    ----------------------   -------------------
28   Reserve for Doubtful Accounts                                    $322,581
   --------------------------------------------------    ----------------------   -------------------
29   Legal Fees                                                       $511,939
   --------------------------------------------------    ----------------------   -------------------
30   Amortization of Deferred Stock Compensation                      $203,858
   --------------------------------------------------    ----------------------   -------------------
31
   --------------------------------------------------    ----------------------   -------------------
32
   --------------------------------------------------    ----------------------   -------------------
33
   --------------------------------------------------    ----------------------   -------------------
34
   --------------------------------------------------    ----------------------   -------------------
35       Total Expenses                                            $22,168,437                    $0
                                                         ----------------------   -------------------
36 Subtotal                                                       ($18,210,728)                   $0
                                                         ----------------------   -------------------
37 Reorganization Items:

     Professional Fees                                               ($500,000)
                                                         ----------------------   -------------------
38   Provisions for Rejected Executory Contracts
                                                         ----------------------   -------------------
39   Interest Earned on Accumulated Cash from
     Resulting Chp 11 Case                               ----------------------   -------------------

40   Gain or (Loss) from Sale of Equipment                                  $0
                                                         ----------------------   -------------------
41   U.S. Trustee Quarterly Fees
                                                         ----------------------   -------------------
42
   --------------------------------------------------    ----------------------   -------------------
43       Total Reorganization Items                                  ($500,000)                   $0
                                                         ----------------------   -------------------
44 Net Profit (Loss) Before Federal & State Taxes                 ($18,710,728)                   $0
                                                         ----------------------   -------------------
45   Federal & State Income Taxes
                                                         ----------------------   -------------------
46 Net Profit (Loss)                                              ($18,710,728)                   $0
                                                         ======================   ===================


Attach an  Explanation  of Variance to Statement of  Operations  (For  variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (General Business Case)
                                For the Month Ended          01/31/01
                                                    ----------------------

   Assets
                                                                              From Schedules                Market Value
                                                                              --------------                ------------
      Current Assets

 1          Cash and cash equivalents - unrestricted                                                                $17,519,576
                                                                                                     ---------------------------
 2          Cash and cash equivalents - restricted                                                                   $2,370,400
                                                                                                     ---------------------------
 3          Accounts receivable (net)                                               A                               $23,084,526
                                                                                                     ---------------------------
 4          Inventory                                                               B                                $3,817,692
                                                                                                     ---------------------------
 5          Prepaid expenses                                                                                        $17,856,713
                                                                                                     ---------------------------
 6          Professional retainers                                                                                     $436,432
                                                                                                     ---------------------------
 7          Other:
                    ------------------------------------------------------                           ---------------------------
 8
            --------------------------------------------------------------                           ---------------------------
 9                  Total Current Assets                                                                            $65,085,339
                                                                                                     ---------------------------
      Property and Equipment (Market Value)

10          Real property                                                           C                                        $0
                                                                                                     ---------------------------
11          Machinery and equipment                                                 D                              $219,657,654
                                                                                                     ---------------------------
12          Furniture and fixtures                                                  D                                $3,551,370
                                                                                                     ---------------------------
13          Office equipment                                                        D                               $28,761,194
                                                                                                     ---------------------------
14          Leasehold improvements                                                  D                               $12,658,318
                                                                                                     ---------------------------
15          Vehicles                                                                D                                        $0
                                                                                                     ---------------------------
16          Other:                                                                  D
                    ------------------------------------------------------                           ---------------------------
17          Collocation Space and Improvements                                      D                               $91,703,124
            --------------------------------------------------------------                           ---------------------------
18          Software                                                                D                               $65,468,671
            --------------------------------------------------------------                           ---------------------------
19          Capital Lease Assets                                                    D                                $6,155,446
            --------------------------------------------------------------                           ---------------------------
20          Work-In-Process                                                         D                               $11,812,135
            --------------------------------------------------------------                           ---------------------------
21                  Total Property and Equipment                                                                   $439,767,912
                                                                                                     ---------------------------
      Other Assets

22          Loans to shareholders
                                                                                                     ---------------------------
23          Loans to affiliates
                                                                                                     ---------------------------
24          Investments                                                                                              $4,101,562
            --------------------------------------------------------------                           ---------------------------
25          Deposits                                                                                                   $567,413
            --------------------------------------------------------------                           ---------------------------
26
            --------------------------------------------------------------                           ---------------------------
27
            --------------------------------------------------------------                           ---------------------------
28                  Total Other Assets                                                                               $4,668,975
                                                                                                     ---------------------------
29                  Total Assets                                                                                   $509,522,226
                                                                                                     ===========================

   NOTE:    Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             Liabilities and Equity
                             (General Business Case)

   Liabilities From Schedules

       Post-Petition

           Current Liabilities
30                  Salaries and wages                                                                                  $320,000
                                                                                                        ------------------------
31                  Payroll taxes
                                                                                                        ------------------------
32                  Real and personal property taxes
                                                                                                        ------------------------
33                  Income taxes
                                                                                                        ------------------------
34                  Sales taxes
                                                                                                        ------------------------
35                  Notes payable (short term)
                                                                                                        ------------------------
36                  Accounts payable (trade)                                        A                                 $4,493,884
                                                                                                        ------------------------
37                  Real property lease arrearage
                                                                                                        ------------------------
38                  Personal property lease arrearage
                                                                                                        ------------------------
39                  Accrued professional fees
                                                                                                        ------------------------
40                  Current portion of long-term post-petition debt (due within 12 months)
                                                                                                        ------------------------
41                  Other:
                          ------------------------------------------------                              ------------------------
42                  Accrued interest                                                                                  $2,219,563
                    ------------------------------------------------------                              ------------------------
43
                    ------------------------------------------------------                              ------------------------
44                  Total Current Liabilities                                                                         $7,033,447
                                                                                                        ------------------------
45         Long-Term Post-Petition Debt, Net of Current Portion
                                                                                                        ------------------------
46                  Total Post-Petition Liabilities                                                                   $7,033,447
                                                                                                        ------------------------
       Pre-Petition Liabilities (allowed amount)

47                  Secured claims                                                  F                                $90,519,924
                                                                                                        ------------------------
48                  Priority unsecured claims                                       F                                 $2,959,312
                                                                                                        ------------------------
49                  General unsecured claims                                        F                               $531,081,127
                                                                                                        ------------------------
50                  Total Pre-Petition Liabilities                                                                  $624,560,363
                                                                                                        ------------------------
51                  Total Liabilities                                                                               $631,593,810
                                                                                                        ------------------------
   Equity (Deficit)

52             Retained Earnings/(Deficit) at time of filing                                                       ($788,371,758)
                                                                                                        ------------------------
53             Capital Stock                                                                                            $134,524
                                                                                                        ------------------------
54             Additional paid-in capital                                                                           $688,475,876
                                                                                                        ------------------------
55             Cumulative profit/(loss) since filing of case                                                        ($18,710,728)
                                                                                                        ------------------------
56             Post-petition contributions/(distributions) or (draws)
                                                                                                        ------------------------
57             Warrants, Def. Comp. and Other Comprehensive Income and Debt Disc.                                    ($3,599,498)
               -----------------------------------------------------------------                        ------------------------
58             Market value adjustment
                                                                                                        ------------------------
59                  Total Equity (Deficit)                                                                         ($122,071,584)
                                                                                                        ------------------------
60 Total Liabilities and Equity (Deficit)                                                                           $509,522,226
                                                                                                        ========================

                         SCHEDULES TO THE BALANCE SHEET
                             (General Business Case)

                                   Schedule A
                      Accounts Receivable and (Net) Payable

                                                               Accounts Receivable        Accounts Payable          Past Due
Receivables and Payables Agings                              [Pre and Post Petition]      [Post Petition]      Post Petition Debt
-------------------------------                              -----------------------      ----------------     ------------------
  0-30 Days                                                              $14,139,234            $4,493,884
                                                             -----------------------      ----------------
  31-60 Days                                                             $11,644,790
                                                             -----------------------      ----------------
  61-90 Days                                                              $6,969,706                                           $0
                                                             -----------------------      ----------------     ------------------
  91+ Days                                                               $19,549,527
                                                             -----------------------      ----------------
  Total accounts receivable/payable                                      $52,303,257            $4,493,884
                                                             -----------------------      ================
  Allowance for doubtful accounts                                        $29,218,731
                                                             -----------------------
  Accounts receivable (net)                                              $23,084,526
                                                             =======================


                                                         Schedule B
                                                Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)                                   Cost of Goods Sold
----------------------------------                                   ------------------
                                              Inventory(ies)
                                                Balance at
                                               End of Month
                                               ------------          Inventory Beginning of Month                 $4,305,679
                                                                                                       ----------------------
Retail/Restaurants -                                                 Add -
  Product for resale                                                   Net purchase                                 $108,662
                                    ------------------------------                                     ----------------------
Distribution -                                                         Direct labor
  Products for resale                                   $3,817,692                                     ----------------------
                                    ------------------------------     Manufacturing overhead
                                                                                                       ----------------------
Manufacturer -                                                         Freight in
  Raw Materials                                                                                        ----------------------
                                    ------------------------------     Other:
  Work-in-progress                                                     -----------------------------   ----------------------
                                    ------------------------------     -----------------------------   ----------------------
  Finished goods                                                     Less -
                                    ------------------------------     Inventory End of Month                      $3,817,692
                                                                                                       ----------------------
  Other - Explain                                                      Shrinkage
                                    ------------------------------                                     ----------------------
                                                                       Personal Use
------------------------------------                                                                   ----------------------
------------------------------------
    TOTAL                                               $3,817,692     Cost of Goods Sold                            $596,649
                                    ==============================                                     ======================

Method of Inventory Control                                          Inventory Valuation Methods
Do you have a functioning perpetual inventory system?                Indicate by a checkmark method of inventory used.
            Yes           No   X
                ------       -------
How often do you take a complete physical inventory?                 Valuation methods -
                                                                       FIFO cost                                     X
                                                                                                                    ---
  Weekly                                                               LIFO cost
                      -------                                                                                       ---
  Monthly                                                              Lower of cost or market
                      -------                                                                                       ---
  Quarterly                                                            Retail method
                      -------                                                                                       ---
  Semi-annually                                                        Other
                      -------                                                                                       ---
  Annually               X                                               Explain
                      -------

Date of last physical inventory was                  12/31/2000 0:00
                                         ---------------------------   -------------------------------------------------------------

                                                                       -------------------------------------------------------------
Date of next physical inventory is                   12/31/2001 0:00
                                         ---------------------------   -------------------------------------------------------------

                                                            Schedule C
                                                           Real Property

Description                                                                        Cost                   Market Value
       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------
       Total                                                                                 $0                           $0
                                                                            ====================    =========================

                                                            Schedule D
                                                     Other Depreciable Assets

Description                                                                        Cost                   Market Value
                                                                                   ----                   ------------
Machinery & Equipment -
       Network Equipment                                                           $273,934,136                 $219,657,654
       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------
       Total                                                                       $273,934,136                 $219,657,654
                                                                            ====================    =========================

Furniture & Fixtures -
       Furniture & Fixtures                                                          $5,237,330                   $3,551,370
       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------
       Total                                                                         $5,237,330                   $3,551,370
                                                                            ====================    =========================

Office Equipment -
       Office Equipment                                                              $4,574,042                   $3,331,186
       ----------------------------------------------------------           --------------------    -------------------------
       Computers                                                                    $31,042,437                  $25,430,008
       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------
       Total                                                                        $35,616,479                  $28,761,194
                                                                            ====================    =========================

Leasehold Improvements -
       Leasehold Improvements                                                       $14,650,313                  $12,658,318
       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------
       Total                                                                        $14,650,313                  $12,658,318
                                                                            ====================    =========================

Vehicles -

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------

       ----------------------------------------------------------           --------------------    -------------------------
       Total                                                                                 $0                           $0
                                                                            ====================    =========================

                                   Schedule E
                          Aging of Post-Petition Taxes
                   (As of End of the Current Reporting Period)

Taxes Payable                                      0-30 Days        31-60 Days      61-90 Days      91+ Days         Total
                                                   ---------        ----------      ----------      --------         -----
Federal
        Income Tax Withholding                                                                                             $0
                                                 --------------- ---------------- -------------- -------------- --------------
        FICA - Employee                                                                                                    $0
                                                 --------------- ---------------- -------------- -------------- --------------
        FICA - Employer                                                                                                    $0
                                                 --------------- ---------------- -------------- -------------- --------------
        Unemployment (FUTA)                                                                                                $0
                                                 --------------- ---------------- -------------- -------------- --------------
        Income                                                                                                             $0
                                                 --------------- ---------------- -------------- -------------- --------------
        Other (Attach List)                                                                                                $0
                                                 --------------- ---------------- -------------- -------------- --------------
Total Federal Taxes                                          $0               $0             $0             $0             $0
                                                 --------------- ---------------- -------------- -------------- --------------
State and Local
        Income Tax Withholding                                                                                             $0
                                                 --------------- ---------------- -------------- -------------- --------------
        Unemployment (UT)                                                                                                  $0
                                                 --------------- ---------------- -------------- -------------- --------------
        Disability Insurance (DI)                                                                                          $0
                                                 --------------- ---------------- -------------- -------------- --------------
        Empl. Training Tax (ETT)                                                                                           $0
                                                 --------------- ---------------- -------------- -------------- --------------
        Sales                                                                                                              $0
                                                 --------------- ---------------- -------------- -------------- --------------
        Excise                                                                                                             $0
                                                 --------------- ---------------- -------------- -------------- --------------
        Real property                                                                                                      $0
                                                 --------------- ---------------- -------------- -------------- --------------
        Personal property                                                                                                  $0
                                                 --------------- ---------------- -------------- -------------- --------------
        Income                                                                                                             $0
                                                 --------------- ---------------- -------------- -------------- --------------
        Other (Attach List)                                                                                                $0
                                                 --------------- ---------------- -------------- -------------- --------------
Total State & Local Taxes                                    $0               $0             $0             $0             $0
                                                 --------------- ---------------- -------------- -------------- --------------
Total Taxes                                                  $0               $0             $0             $0             $0
                                                 =============== ================ ============== ============== ==============


                                                                Schedule F
                                                         Pre-Petition Liabilities

                                                                                         Claimed          Allowed
List Total Claims For Each Classification -                                              Amount          Amount (b)
-------------------------------------------                                              ------          ----------
   Secured claims  (a)                                                                  $90,519,924      $90,519,924
                                                                                   ----------------- ----------------
   Priority claims other than taxes                                                      $2,931,519       $2,931,519
                                                                                   ----------------- ----------------
   Priority tax claims                                                                      $27,793          $27,793
                                                                                   ----------------- ----------------
   General unsecured claims                                                            $531,081,127     $531,081,127
                                                                                   ----------------- ----------------
   (a)     List total amount of claims even it under secured.
   (b)     Estimated  amount of claim to be allowed  after  compromise  or litigation.  As an example,  you are a  defendant  in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that  amount.  You  believe  that you can settle the case for a claim of  $3,000,000.  For  Schedule F reporting  purposes  you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                                              Schedule G
                                                      Rental Income Information
                                             Not applicable to General Business Cases


                                                              Schedule H
                                             Recapitulation of Funds Held at End of Month

                                                     Account 1          Account 2          Account 3         Account 4
                                                     ---------          ---------          ---------         ---------
Bank                                             Union Bank         Silicon Valley      Highmark Capital  Union Bank
                                                 ------------------ ------------------- ----------------- ----------------
Account Type                                     Checking           Checking & CD's     Investment        Checking
                                                 ------------------ ------------------- ----------------- ----------------
Account No.                                              700496236  Various CD's        NorthPoint Comm        4570000344
                                                 ------------------ ------------------- ----------------------------------
Account Purpose                                  Main accts.        CD's for LC's       Investment        Payroll
                                                 ------------------ ------------------- ----------------- ----------------
Balance, End of Month                                  $16,859,959          $2,125,875           $17,624         $886,518
                                                 ------------------ ------------------- ----------------- ----------------
Total Funds on Hand for all Accounts                   $19,889,976
                                                 ==================

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                                           STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                                         Increase/(Decrease) in Cash and Cash Equivalents
                                                 For the Month Ended      01/31/01
                                                                      ----------------

                                                                              Actual                        Cumulative
                                                                          Current Month                   (Case to Date)
                                                                          -------------                   --------------
     Cash Receipts
1           Rent/Leases Collected
                                                                     -----------------------          ----------------------
2           Cash Received from Sales                                             $3,818,070                      $3,818,070
                                                                     -----------------------          ----------------------
3           Interest Received                                                       $36,732                         $36,732
                                                                     -----------------------          ----------------------
4           Borrowings
                                                                     -----------------------          ----------------------
5           Funds from Shareholders, Partners, or Other Insiders
                                                                     -----------------------          ----------------------
6           Capital Contributions
                                                                     -----------------------          ----------------------
7           Prepayment return                                                    $1,572,673                      $1,572,673
            --------------------------------------------------------------------------------          ----------------------
8           Other                                                                    $7,488                          $7,488
            --------------------------------------------------------------------------------          ----------------------
9
            --------------------------------------------------------------------------------          ----------------------
10
            --------------------------------------------------------------------------------          ----------------------
11
            --------------------------------------------------------------------------------          ----------------------
12                Total Cash Receipts                                            $5,434,963                      $5,434,963
                                                                     -----------------------          ----------------------
     Cash Disbursements
                                                                     -----------------------
13          Payments for Inventory                                                 $363,230                        $363,230
                                                                     -----------------------          ----------------------
14          Selling
                                                                     -----------------------          ----------------------
15          Administrative                                                         $850,917                        $850,917
                                                                     -----------------------          ----------------------
16          Capital Expenditures                                                     $1,745                          $1,745
                                                                     -----------------------          ----------------------
17          Principal Payments on Debt
                                                                     -----------------------          ----------------------
18          Interest Paid                                                        $1,234,535                      $1,234,535
                                                                     -----------------------          ----------------------
            Rent/Lease:
19                Personal Property
                                                                     -----------------------          ----------------------
20                Real Property                                                    $429,276                        $429,276
                                                                     -----------------------          ----------------------
            Amount Paid to Owner(s)/Officer(s)
                                                                                                      ----------------------
21                Salaries                                                          $62,917                         $62,917
                                                                     -----------------------          ----------------------
22                Draws
                                                                     -----------------------          ----------------------
23                Commissions/Royalties
                                                                     -----------------------          ----------------------
24                Expense Reimbursements                                               $300                            $300
                                                                     -----------------------          ----------------------
25                Other
                                                                     -----------------------          ----------------------
26          Salaries/Commissions (less employee withholding)                     $4,832,568                      $4,832,568
                                                                     -----------------------          ----------------------
27          Management Fees
                                                                     -----------------------          ----------------------
            Taxes:
28                Employee Withholding
                                                                     -----------------------          ----------------------
29                Employer Payroll Taxes                                         $1,430,291                      $1,430,291
                                                                     -----------------------          ----------------------
30                Real Property Taxes
                                                                     -----------------------          ----------------------
31                Other Taxes                                                       $20,696                         $20,696
                                                                     -----------------------          ----------------------
32          Other Cash Outflows:
                                                                     -----------------------          ----------------------
33                Network Expenses (ILEC & CLEC)                                 $6,445,871                      $6,445,871
                  --------------------------------------------------------------------------          ----------------------
34                Prepaid Expenses                                               $1,713,500                      $1,713,500
                  --------------------------------------------------------------------------          ----------------------
35                Deposits                                                          $20,000                         $20,000
                  --------------------------------------------------------------------------          ----------------------
36
                  --------------------------------------------------------------------------          ----------------------
37
                  --------------------------------------------------------------------------          ----------------------
38                Total Cash Disbursements:                                     $17,405,846                     $17,405,846
                                                                     -----------------------          ----------------------
39   Net Increase (Decrease) in Cash                                           ($11,970,883)                   ($11,970,883)
                                                                     -----------------------          ----------------------
40   Cash Balance, Beginning of Period                                          $31,860,859                     $31,860,859
                                                                     -----------------------          ----------------------
41   Cash Balance, End of Period                                                $19,889,976                     $19,889,976
                                                                     =======================          ======================

NorthPoint Communications, Inc.
Payments to Officers
January 17-31, 2001


                         1/17-1/31/01
                         Paid 1/31/01      Expense Reports         Total
                       ---------------   -------------------   --------------
Michael Malaga           16,666.67                              $ 16,666.67
Liz Fetter               16,666.67                145.44        $ 16,812.11
Mike Parks                9,166.67                              $  9,166.67
Shelley Archambeau      130,000.00 (1)            154.52        $130,154.52
Mike Glinsky             10,416.67                              $ 10,416.67
                       ---------------   -------------------   --------------
                        182,916.68                299.96         183,216.64
                       ===============   ===================   ==============

Expense Report Log
Payments on Pre-petition Debt
January 2001


------------------------------------------------------------------------------------------------------------------------------------
                                                                       Yes, No,
No.      Employee                Name         Ending     Received      Mileage        Date        Amount     Date    CK#
----------------------------------------------------------------------------------------------------------------------------------
                                               Week     Expense Rpt    Attached   Reimbursement  Reported
                                                       ---------------------------------------------------------------------------
      Brenda Toone             73 Toone      12/15/00     12/29/00                  1/26/2001     280.00   01/31/01  5128  $280.00
------------------------------------------------------------------                --------------------------------------------------
      Tim Alderson              Alderson     12/15/00     12/29/00                  1/26/2001     171.10   01/30/01  5003  $171.10
-------------------------------------------------------------------               --------------------------------------------------
      John Boehm                Boehm        12/08/00     12/29/00                  1/26/2001      56.83   01/30/01  5009  $ 56.83
-------------------------------------------------------------------               --------------------------------------------------
      Colleen Buchanan          Buchanan     12/15/00     12/29/00                  1/26/2001     125.56   01/30/01  5012  $125.56
-------------------------------------------------------------------               --------------------------------------------------
      Richard Buckley           Buckley      11/24/00     12/29/00                  1/26/2001      75.00   01/30/01  5013  $ 75.00
-------------------------------------------------------------------               --------------------------------------------------
      Leo Bukowski              Bukowski     12/08/00     12/29/00                  1/26/2001     356.07   01/30/01  5014  $356.07
-------------------------------------------------------------------               --------------------------------------------------
      Don Case                  Case         12/15/00     12/29/00                  1/26/2001     470.79   01/30/01  5017  $470.79
-------------------------------------------------------------------               --------------------------------------------------
      Don Case                  Case         12/08/00     12/29/00                  1/26/2001       6.00   01/30/01  5017  $  6.00
-------------------------------------------------------------------               --------------------------------------------------
      Thresa Crum               Crum         12/22/00     12/29/00                  1/26/2001     215.53   01/30/01  5022  $215.53
-------------------------------------------------------------------               --------------------------------------------------
      Thresa Crum               Crum         12/15/00     12/29/00                  1/26/2001      34.00  01/30/01   5022  $ 34.00
-------------------------------------------------------------------               --------------------------------------------------
      Thomas Erbst              Erbst        11/24/00     12/29/00                  1/26/2001     253.91  01/25/01      1  $253.91
-------------------------------------------------------------------               --------------------------------------------------
      Thomas Erbst              Erbst        09/29/00     12/29/00                  1/26/2001     518.12  01/25/01      1  $518.12
-------------------------------------------------------------------               --------------------------------------------------
      Orlando Fernandez         Fernandez    12/15/00     12/29/00                  1/26/2001      66.24  01/30/01   5033  $ 66.24
-------------------------------------------------------------------               --------------------------------------------------
      Julie Forte               Forte        12/22/00     12/29/00                  1/26/2001     365.76  01/31/01   5038  $365.76
-------------------------------------------------------------------               --------------------------------------------------
      Jim Frey                  Frey         12/15/00     12/29/00                  1/26/2001      48.89  01/30/01   5043  $ 48.89
-------------------------------------------------------------------               --------------------------------------------------
      Albert Gabriele           Gabriele     11/17/00     12/29/00                  1/26/2001     193.35  01/30/01   5045  $193.35
-------------------------------------------------------------------               --------------------------------------------------
      Albert Gabriele           Gabriele     11/24/00     12/29/00                  1/26/2001      20.00  01/31/01   5045  $ 20.00
-------------------------------------------------------------------               --------------------------------------------------
      Terry Gray                Gray         12/22/00     12/29/00                  1/26/2001      74.41  01/30/01   5048  $ 74.41
-------------------------------------------------------------------               --------------------------------------------------
      Michael Groth             Groth        08/25/00     12/29/00                  1/26/2001      21.13  01/30/01   5049  $ 21.13
-------------------------------------------------------------------               --------------------------------------------------
      Michael Groth             Groth        09/01/00     12/29/00                  1/26/2001      41.65  01/30/01   5049  $ 41.65
-------------------------------------------------------------------               --------------------------------------------------
      Michael Groth             Groth        09/08/00     12/29/00                  1/26/2001      26.65  01/30/01   5049  $ 26.65
-------------------------------------------------------------------               --------------------------------------------------

Michael   Michael Groth     Groth       9/15/00  12/29/00    1/26/2001   88.50  01/30/01  5049  $   88.50
---------------------------------------------------------------------------------------------------------
          Michael Groth     Groth      11/17/00  12/29/00    1/26/2001   64.90  01/30/01  5049  $   64.90
---------------------------------------------------------------------------------------------------------
          Mark Holt         Holt        11/3/00  12/29/00    1/26/2001   85.77  01/30/01  5055  $   85.77
---------------------------------------------------------------------------------------------------------
          Mark Holt         Holt        12/1/00  12/29/00    1/26/2001  331.16  01/30/01  5055  $  331.16
---------------------------------------------------------------------------------------------------------
          Mark Holt         Holt       12/29/00  12/29/00    1/26/2001  388.29  01/30/01  5055  $  388.29
---------------------------------------------------------------------------------------------------------
          David Jerdeman    Jerdeman   12/15/00  12/29/00    1/26/2001  431.60  01/30/01  5058  $  431.60
---------------------------------------------------------------------------------------------------------
          David Lang        Lang       12/22/00  12/29/00    1/26/2001  141.60  01/30/01  5065  $  141.60
---------------------------------------------------------------------------------------------------------
          Michael Lau       Lau        12/15/00  12/29/00    1/26/2001  780.51  01/30/01  5067  $  780.51
---------------------------------------------------------------------------------------------------------
          Que Le            Le         12/15/00  12/29/00    1/26/2001  270.54  01/30/01  5069  $  270.54
---------------------------------------------------------------------------------------------------------
          Michael MaKieve   MaKieve    12/22/00  12/29/00    1/26/2001   39.63  01/30/01  5073  $   39.63
---------------------------------------------------------------------------------------------------------
          Michael McDonald  McDonald    12/8/00  12/29/00    1/26/2001  135.72  01/30/01  5079  $  135.72
---------------------------------------------------------------------------------------------------------
          Gene Otterbein    Otterbein  12/15/00  12/29/00    1/26/2001  169.46  01/31/01  5090  $1,369.46
---------------------------------------------------------------------------------------------------------
          Gene Otterbein    Otterbein  11/24/00  12/29/00    1/26/2001   86.10  01/31/01  5090  $   86.10
---------------------------------------------------------------------------------------------------------
          Eric Peake        Peake      12/15/00  12/29/00    1/26/2001   45.25  01/31/01  5093  $   45.25
---------------------------------------------------------------------------------------------------------
          Eric Peake        Peake       12/8/00  12/29/00    1/26/2001   31.00  01/31/01  5093  $   31.00
---------------------------------------------------------------------------------------------------------
          Robert Poulton    Poulton    12/15/00  12/29/00    1/26/2001   65.14  01/31/01  5096  $   65.14
---------------------------------------------------------------------------------------------------------
          Ollie Sanders     Sanders    12/15/00  12/29/00    1/26/2001  187.42  01/31/01  5103  $  187.42
---------------------------------------------------------------------------------------------------------
          Marvin Shaffer    Shaffer    12/15/00  12/29/00    1/26/2001   45.63  01/31/01  5109  $   45.63
---------------------------------------------------------------------------------------------------------
          Samuel Shelton    Shelton    12/15/00  12/29/00    1/26/2001   62.01  01/31/01  5110  $   62.01
---------------------------------------------------------------------------------------------------------
          Andrea Swanson    Swanson    12/22/00  12/29/00    1/26/2001  451.13  01/31/01  5120  $  451.13
---------------------------------------------------------------------------------------------------------
          Leslie Testa      Testa      12/22/00  12/29/00    1/26/2001   35.03  01/31/01  5124  $   35.03
---------------------------------------------------------------------------------------------------------
          Leslie Testa      Testa      12/29/00  12/29/00    1/26/2001   96.67  01/31/01  5124  $   96.67
---------------------------------------------------------------------------------------------------------
          Ramon Torres      Torres     12/22/00  12/29/00    1/26/2001  121.60  01/31/01  5129  $  121.60
---------------------------------------------------------------------------------------------------------
          Ramon Torres      Torres     12/29/00  12/29/00    1/26/2001  134.13  01/31/01  5129  $  134.13
---------------------------------------------------------------------------------------------------------
          Kurt Weaver       Weaver     11/17/00  12/29/00    1/26/2001   58.00  01/31/01  5134  $   58.00
---------------------------------------------------------------------------------------------------------
          Kurt Weaver       Weaver      12/1/00  12/29/00    1/26/2001   33.70  01/31/01  5134  $   33.70
---------------------------------------------------------------------------------------------------------
          Stanley Wright    Wright     11/17/00  12/29/00    1/26/2001   65.38  01/31/01  5135  $   65.38
---------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
          David Kings        73 Kings   12/23/00  1/5/01    1/26/2001  322.77  01/30/01  5062  $322.77
------------------------------------------------------------------------------------------------------
          Therese Vana       73 Vana    11/24/00  1/5/01    1/26/2001  560.00  01/30/01  5132  $560.00
------------------------------------------------------------------------------------------------------
          Alejandro Bayardo  Bayardo    12/29/00  1/5/01    1/26/2001   63.00  01/30/01  5006  $ 63.00
------------------------------------------------------------------------------------------------------
          Alejandro Bayardo  Bayardo    12/22/00  1/5/01    1/26/2001   72.00  01/30/01  5006  $ 72.00
------------------------------------------------------------------------------------------------------
          Curtis Betz        Betz       12/22/00  1/5/01    1/26/2001   49.60  01/30/01  5007  $ 49.60
------------------------------------------------------------------------------------------------------
          Curtis Betz        Betz       12/29/00  1/5/01    1/26/2001   18.00  01/30/01  5007  $ 18.00
------------------------------------------------------------------------------------------------------
          John Boehm         Boehm      12/22/00  1/5/01    1/26/2001   27.78  01/30/01  5009  $ 27.78
------------------------------------------------------------------------------------------------------
          Cynthia Burks      Burks      11/24/00  1/5/01    1/26/2001  235.00  01/30/01  5174  $235.00
------------------------------------------------------------------------------------------------------
          Kimberly Call      Call       12/29/00  1/5/01    1/26/2001  139.77  01/30/01  5185  $139.77
------------------------------------------------------------------------------------------------------
          David Castillo     Castillo   12/29/00  1/5/01    1/26/2001  840.00  01/30/01  5018  $840.00
------------------------------------------------------------------------------------------------------
          Logan Cramer       Cramer     12/22/00  1/5/01    1/26/2001  133.41  01/25/01     6  $133.41
------------------------------------------------------------------------------------------------------
          Logan Cramer       Cramer     12/29/00  1/5/01    1/26/2001  334.68  01/25/01     6  $334.68
------------------------------------------------------------------------------------------------------
          Mitch Davis        Davis      12/29/00  1/5/01    1/26/2001   37.65  01/30/01  5024  $ 37.65
------------------------------------------------------------------------------------------------------
          Mitch Davis        Davis      12/22/00  1/5/01    1/26/2001   36.97  01/30/01  5024  $ 36.97
------------------------------------------------------------------------------------------------------
          Ciff Dinwiddie     Dinwiddie  12/29/00  1/5/01    1/26/2001  372.21  01/30/01  5027  $372.21
------------------------------------------------------------------------------------------------------
          Orlando Fernandez  Fernandez  12/29/00  1/5/01    1/26/2001   73.01  01/30/01  5033  $ 73.01
------------------------------------------------------------------------------------------------------
          Robert Flores      Flores     12/22/00  1/5/01    1/26/2001   44.19  01/30/01  5037  $ 44.19
------------------------------------------------------------------------------------------------------
          Robert Flores      Flores     12/29/00  1/5/01    1/26/2001   38.87  01/30/01  5037  $ 38.87
------------------------------------------------------------------------------------------------------
          Doug Grupe         Grupe      12/29/00  1/5/01    1/26/2001   84.55  01/30/01  5050  $ 84.55
------------------------------------------------------------------------------------------------------
          Jon Hambridge      Hambridge  12/29/00  1/5/01    1/26/2001  129.05  01/30/01  5052  $129.05
------------------------------------------------------------------------------------------------------
          Anthony Hattel     Hattel     12/22/00  1/5/01    1/26/2001   57.05  01/30/01  5053  $ 57.05
------------------------------------------------------------------------------------------------------
          Anthony Hattel     Hattel     12/29/00  1/5/01    1/26/2001   39.00  01/30/01  5053  $ 39.00
------------------------------------------------------------------------------------------------------
          Marcia Johnson     Johnson    12/22/00  1/5/01    1/26/2001  158.66  01/30/01  5060  $158.66
------------------------------------------------------------------------------------------------------
          Marilou Junio      Junio       8/25/00  1/5/01    1/26/2001    5.00  01/30/01  5187  $  5.00
------------------------------------------------------------------------------------------------------
          Marilou Junio      Junio      10/13/00  1/5/01    1/26/2001   26.95  01/30/01  5187  $ 26.95
------------------------------------------------------------------------------------------------------
          Marilou Junio      Junio       9/29/00  1/5/01    1/26/2001    7.00  01/30/01  5187  $  7.00
------------------------------------------------------------------------------------------------------
          Tom Kortizija      Kortizija  12/22/00  1/5/01    1/26/2001  220.13  01/30/01  5063  $220.63
------------------------------------------------------------------------------------------------------

          Kevin Maley       Maley       12/29/00   1/5/01          1/26/2001  1199.20  01/30/01  5076  $1,199.20
----------------------------------------------------------      ------------------------------------------------
          Maria Menefee     72 Menefee  12/29/00   1/5/01          1/26/2001  1245.90  01/30/01  5081  $1,245.90
----------------------------------------------------------      ------------------------------------------------
          Philippe Michaud  Michaud      12/8/00   1/5/01          1/26/2001   130.77  01/31/01  5192  $  130.77
----------------------------------------------------------      ------------------------------------------------
          Mark Miller       Miller      12/15/00   1/5/01          1/26/2001   177.44  01/31/01  5189  $  177.44
----------------------------------------------------------      ------------------------------------------------
          Victor Neeley     Neeley      12/29/00   1/5/01          1/26/2001    97.74  01/30/01  5085  $   97.74
----------------------------------------------------------      ------------------------------------------------
          Gene Otterbein    Otterbein   12/22/00   1/5/01          1/26/2001    36.53  01/31/01  5090  $   36.53
----------------------------------------------------------      ------------------------------------------------
          Eric Peake        Peake       12/29/00   1/5/01          1/26/2001    17.69  01/31/01  5093  $   17.69
----------------------------------------------------------      ------------------------------------------------
          Eric Peake        Peake        12/1/00   1/5/01          1/26/2001    51.25  01/31/01  5093  $   51.25
----------------------------------------------------------      ------------------------------------------------
          Gerald Reeder     Reeder      12/15/00   1/5/01          1/26/2001    61.51  01/31/01  5181  $   61.51
----------------------------------------------------------      ------------------------------------------------
          Jeff Regan        Regan       12/22/00   1/5/01          1/26/2001   101.44  01/30/01  5099  $  101.44
----------------------------------------------------------      ------------------------------------------------
          Terra Russe       Russe       12/22/00   1/5/01          1/26/2001    20.00  01/30/01  5100  $   20.00
----------------------------------------------------------      ------------------------------------------------
          Elena Samaniego   Samaniego   12/15/00   1/5/01          1/26/2001    52.47  01/30/01  5102  $   52.47
----------------------------------------------------------      ------------------------------------------------
          Kirk Satoh        Satoh       12/29/00   1/5/01          1/26/2001    74.50  01/30/01  5104  $   74.50
----------------------------------------------------------      ------------------------------------------------
          Kirk Satoh        Satoh       12/22/00   1/5/01          1/26/2001    90.50  01/30/01  5104  $   90.50
----------------------------------------------------------      ------------------------------------------------
          Roger Sero        Sero        12/22/00   1/5/01          1/26/2001    42.46  01/30/01  5108  $   42.46
----------------------------------------------------------      ------------------------------------------------
          Steven Showers    Showers       1/5/01   1/5/01          1/26/2001  2024.40  01/30/01  5111  $2,024.40
----------------------------------------------------------      ------------------------------------------------
          Paisley Taylor    Taylor        1/5/01   1/5/01          1/26/2001  2258.22  01/30/01  5123  $2,258.22
----------------------------------------------------------      ------------------------------------------------
          Uday Mathur       73 Mathur     1/5/01  1/10/01          1/26/2001   280.00  01/30/01  5077  $  280.00
----------------------------------------------------------      ------------------------------------------------
          Uday Mathur       73 Mathur   12/15/00  1/10/01          1/26/2001   280.00  01/30/01  5077  $  280.00
----------------------------------------------------------      ------------------------------------------------
          Uday Mathur       73 Mathur   12/29/00  1/10/01          1/26/2001   280.00  01/30/01  5077  $  280.00
----------------------------------------------------------      ------------------------------------------------
          Uday Mathur       73 Mathur   12/22/00  1/10/01          1/26/2001   919.21  01/30/01  5077  $  919.21
----------------------------------------------------------      ------------------------------------------------
          Therese Vana      73 Vana     11/27/00  1/10/01          1/26/2001  2000.00  01/30/01  5132  $2,000.00
----------------------------------------------------------      ------------------------------------------------
          Therese Vana      73 Vana     12/22/00  1/10/01          1/26/2001   280.00  01/30/01  5132  $  180.00
----------------------------------------------------------      ------------------------------------------------
          Therese Vana      73 Vana     12/15/00  1/10/01          1/26/2001   160.00  01/30/01  5132  $  160.00
----------------------------------------------------------      ------------------------------------------------
          Therese Vana      73 Vana       1/5/01  1/10/01          1/26/2001   280.00  01/30/01  5132  $  280.00
----------------------------------------------------------      ------------------------------------------------
          Therese Vana      73 Vana     12/29/00  1/10/01          1/26/2001   280.00  01/30/01  5132  $  280.00
----------------------------------------------------------      ------------------------------------------------
          Therese Vana      73 Vana     11/10/00  1/10/01          1/26/2001    75.45  01/30/01  5132  $   75.45
----------------------------------------------------------      ------------------------------------------------

          Gary Alderman      Alderman      1/5/01  1/10/01               1/26/2001    52.02  01/30/01  5002  $    52.05
------------------------------------------------------------           --------------------------------------------------
          Alejandro Bayardo  Bayardo     12/29/00  1/10/01               1/26/2001    79.26  01/30/01  5006  $    79.26
------------------------------------------------------------           --------------------------------------------------
          Curtis Betz        Betz          1/5/01  1/10/01               1/26/2001    85.00  01/30/01  5007  $    85.00
------------------------------------------------------------           --------------------------------------------------
          Dean Caravella     Caravella   12/15/00  1/10/01               1/26/2001   345.05  01/30/01  5015  $   345.05
------------------------------------------------------------           --------------------------------------------------
          Dean Caravella     Caravella   12/22/00  1/10/01               1/26/2001   486.83  01/30/01  5015  $   486.83
------------------------------------------------------------           --------------------------------------------------
          Dean Caravella     Caravella   12/29/00  1/10/01               1/26/2001    99.00  01/30/01  5015  $    99.00
------------------------------------------------------------           --------------------------------------------------
          Kristin Carberry   Carberry      1/5/01  1/10/01               1/26/2001  2613.00  01/30/01  5016  $ 2,613.00
------------------------------------------------------------           --------------------------------------------------
          Kim Crawford       Crawford    12/22/00  1/10/01               1/26/2001   171.65  01/30/01  5021  $   171.65
------------------------------------------------------------           --------------------------------------------------
          Kim Crawford       Crawford    12/15/00  1/10/01               1/26/2001    79.00  01/30/01  5021  $    79.00
------------------------------------------------------------           --------------------------------------------------
          Chris Cunningham   Cunningham  12/29/00  1/10/01               1/26/2001   262.58  01/25/01     2  $   262.58
------------------------------------------------------------           --------------------------------------------------
          Chris Cunningham   Cunningham  12/22/00  1/10/01               1/26/2001   279.55  01/25/01     2  $   279.55
------------------------------------------------------------           --------------------------------------------------
          Marissa Dowell     Dowell       12/1/00  1/10/01               1/26/2001    54.76  01/30/01  5188  $    54.76
------------------------------------------------------------           --------------------------------------------------
          Charles Drinkard   Drinkard    12/29/00  1/10/01               1/26/2001   264.80  01/25/01    11  $   264.80
------------------------------------------------------------           --------------------------------------------------
          Charles Drinkard   Drinkard    12/22/00  1/10/01               1/26/2001   197.58  01/25/01    11  $   197.58
------------------------------------------------------------           --------------------------------------------------
          Liz Fetter         Fetter      12/22/00  1/10/01               1/26/2001   145.44  01/30/01  5034  $   145.44
------------------------------------------------------------           --------------------------------------------------
          Jim Lowe           Lowe        12/29/00  1/10/01               1/26/2001   255.52  01/30/01  5183  $   255.52
------------------------------------------------------------           --------------------------------------------------
          John Franklin      Franklin     12/8/00  1/10/01               1/26/2001   234.13  01/30/01  5039  $   234.13
------------------------------------------------------------           --------------------------------------------------
          John Franklin      Franklin     12/1/00  1/10/01               1/26/2001   316.24  01/30/01  5039  $   316.24
------------------------------------------------------------           --------------------------------------------------
          John Franklin      Franklin    12/15/00  1/10/01               1/26/2001    69.23  01/30/01  5039  $    69.23
------------------------------------------------------------           --------------------------------------------------
          John Franklin      Franklin    10/20/00  1/10/01               1/26/2001   109.20  01/30/01  5039  $   109.20
------------------------------------------------------------           --------------------------------------------------
          Andy Freckmann     Freckmann     1/5/01  1/10/01               1/26/2001   338.84  01/30/01  5041  $   338.84
------------------------------------------------------------           --------------------------------------------------
          Don Freundt        Freundt     12/22/00  1/10/01               1/26/2001   316.49  01/30/01  5042  $   316.49
------------------------------------------------------------           --------------------------------------------------
          Nathaniel Jarrett  Jarrett     12/22/00  1/10/01               1/26/2001   141.60  01/30/01  5191  $   141.60
------------------------------------------------------------           --------------------------------------------------
          Reshesh Jethi      Jethi        1/12/01  1/10/01               1/26/2001    48.99  01/30/01  5059  $    48.99
------------------------------------------------------------           --------------------------------------------------
          Marcia Johnson     Johnson      12/8/00  1/10/01               1/26/2001   218.85  01/30/01  5060  $   218.85
------------------------------------------------------------           --------------------------------------------------
          David Kennedy      Kennedy      12/8/00  1/10/01               1/26/2001   510.51  01/30/01  5175  $   510.51
------------------------------------------------------------           --------------------------------------------------
          James Laing        Laing       12/15/00  1/10/01               1/26/2001   416.23  01/25/01     4  $41,623.00
------------------------------------------------------------           --------------------------------------------------

          James Laing       Laing        12/22/00  1/10/01    1/26/2001   220.29  01/25/01     4    $  220.29
-------------------------------------------------------------------------------------------------------------
          James Laing       Laing        12/29/00  1/10/01    1/26/2001   251.34  01/25/01     4    $  251.34
-------------------------------------------------------------------------------------------------------------
          James Laing       Laing          1/5/01  1/10/01    1/26/2001   161.18  01/25/01     4    $  161.18
-------------------------------------------------------------------------------------------------------------
          Ken Lange         Lange          1/5/01  1/10/01    1/26/2001   387.46  01/30/01  5066    $  387.46
-------------------------------------------------------------------------------------------------------------
          Martin LeMieux    LeMieux        1/5/01  1/10/01    1/26/2001   296.62  01/30/01  5070    $  296.62
-------------------------------------------------------------------------------------------------------------
          Thomas Miquelon   Miquelon     10/27/00  1/10/01    1/26/2001  1896.96  01/30/01  5082    $1,896.96
-------------------------------------------------------------------------------------------------------------
          Gaetano Montante  Montante     12/22/00  1/10/01    1/26/2001    73.20  01/31/01  5180    $   73.20
-------------------------------------------------------------------------------------------------------------
          Gaetano Montante  Montante     12/29/00  1/10/01    1/26/2001    75.13  01/31/01  5180    $   75.13
-------------------------------------------------------------------------------------------------------------
          Gaetano Montante  Montante     12/15/00  1/10/01    1/26/2001   135.00  01/31/01  5180    $  135.00
-------------------------------------------------------------------------------------------------------------
          Gaetano Montante  Montante      10/6/00  1/10/01    1/26/2001   228.00  01/31/01  5179    $  228.00
-------------------------------------------------------------------------------------------------------------
          Gaetano Montante  Montante      9/29/00  1/10/01    1/26/2001   207.69  01/31/01  5179    $  207.69
-------------------------------------------------------------------------------------------------------------
          Gaetano Montante  Montante      9/22/00  1/10/01    1/26/2001   123.89  01/31/01  5179    $  123.89
-------------------------------------------------------------------------------------------------------------
          Gaetano Montante  Montante      9/15/00  1/10/01    1/26/2001    63.52  01/31/01  5179    $   63.52
-------------------------------------------------------------------------------------------------------------
          Gaetano Montante  Montante      7/21/00  1/10/01    1/26/2001    20.90  01/31/01  5179    $   20.90
-------------------------------------------------------------------------------------------------------------
          Gaetano Montante  Montante      5/26/00  1/10/01    1/26/2001   205.66  01/31/01  5179    $  205.66
-------------------------------------------------------------------------------------------------------------
          Gaetano Montante  Montante      5/19/00  1/10/01    1/26/2001    13.25  01/31/01  5179    $   13.25
-------------------------------------------------------------------------------------------------------------
          Chris Oliva       Oliva        11/10/00  1/10/01    1/26/2001   271.00  01/30/01  5089    $  271.00
-------------------------------------------------------------------------------------------------------------
          Chris Oliva       Oliva         10/6/00  1/10/01    1/26/2001   134.51  01/30/01  5089    $  134.51
-------------------------------------------------------------------------------------------------------------
          Chris Oliva       Oliva          9/8/00  1/10/01    1/26/2001   134.55  01/30/01  5089    $  134.55
-------------------------------------------------------------------------------------------------------------
          Chris Oliva       Oliva         8/11/00  1/10/01    1/26/2001   235.10  01/30/01  5089    $  235.10
-------------------------------------------------------------------------------------------------------------
          Chris Oliva       Oliva          7/7/00  1/10/01    1/26/2001   357.03  01/30/01  5089    $  357.03
-------------------------------------------------------------------------------------------------------------
          Chris Oliva       Oliva        10/27/00  1/10/01    1/26/2001   824.65  01/30/01  5089    $  824.65
-------------------------------------------------------------------------------------------------------------
          Gene Otterbein    Otterbein    12/29/00  1/10/01    1/26/2001    64.86  01/31/01  5090    $   64.86
-------------------------------------------------------------------------------------------------------------
          Michael Perry     Perry        12/29/00  1/10/01    1/26/2001    58.73  01/30/01  5094    $   58.73
-------------------------------------------------------------------------------------------------------------
          Jose Preciado     Preciado      12/1/00  1/10/01    1/26/2001   157.26  01/31/01  5184    $  157.26
-------------------------------------------------------------------------------------------------------------
          Jose Preciado     Preciado     11/24/00  1/10/01    1/26/2001   162.35  01/31/01  5184    $  162.35
-------------------------------------------------------------------------------------------------------------
          Diana Ryan        Ryan         12/29/00  1/10/01    1/26/2001   106.66  01/30/01  5101    $  106.66
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------      --------------------------------------------
          Gregory Sell        Sell        12/29/00  1/10/01          1/26/2001   82.09  01/30/01  5106  $ 82.09
-------------------------------------------------------------      --------------------------------------------
          Alexys Semiglasow   Semiglasow    1/5/01  1/10/01          1/26/2001  359.67  01/30/01  5107  $359.67
-------------------------------------------------------------      --------------------------------------------
          Roger Sero          Sero          1/5/01  1/10/01          1/26/2001  172.16  01/30/01  5108  $172.16
-------------------------------------------------------------      --------------------------------------------
          Marvin Shaffer      Shaffer     12/22/00  1/10/01          1/26/2001   71.56  01/31/01  5109  $ 71.56
-------------------------------------------------------------      --------------------------------------------
          Rose Sullivan       Sullivan     1/12/01  1/10/01          1/26/2001  871.58  01/30/01  5119  $869.14
-------------------------------------------------------------      --------------------------------------------
          Leslie Testa        Testa         1/5/01  1/10/01          1/26/2001   42.11  01/31/01  5124  $ 42.11
-------------------------------------------------------------      --------------------------------------------
          Lisa Stamegna       Stamegna    12/29/00  1/10/01          1/26/2001   53.30  01/30/01  5118  $ 53.30
-------------------------------------------------------------      --------------------------------------------
          Lisa Stamegna       Stamegna    12/22/00  1/10/01          1/26/2001  189.52  01/30/01  5118  $189.52
-------------------------------------------------------------      --------------------------------------------
          Matthew Mair        73 Mair       1/5/01  1/16/01          1/26/2001  280.00  01/30/01  5075  $280.00
-------------------------------------------------------------      --------------------------------------------
          Matthew Mair        73 Mair     12/29/00  1/16/01          1/26/2001  120.00  01/30/01  5075  $120.00
-------------------------------------------------------------      --------------------------------------------
          Matthew Mair        73 Mair     12/22/00  1/16/01          1/26/2001  160.00  01/30/01  5075  $160.00
-------------------------------------------------------------      --------------------------------------------
          Matthew Mair        73 Mair     12/15/00  1/16/01          1/26/2001  280.00  01/30/01  5075  $280.00
-------------------------------------------------------------      --------------------------------------------
          Matthew Mair        73 Mair      1/12/01  1/16/01          1/26/2001  280.00  01/30/01  5075  $280.00
-------------------------------------------------------------      --------------------------------------------
          Uday Mathur         73 Mathur    1/19/01  1/16/01          1/26/2001  245.87  01/30/01  5077  $245.87
-------------------------------------------------------------      --------------------------------------------
          Uday Mathur         73 Mathur    1/12/01  1/16/01          1/26/2001  280.00  01/30/01  5077  $280.00
-------------------------------------------------------------      --------------------------------------------
          Shellye Archambeau  Archambeau  12/22/00  1/12/01          1/26/2001   41.00  01/30/01  5005  $ 41.00
-------------------------------------------------------------      --------------------------------------------
          Shellye Archambeau  Archambeau    1/5/01  1/16/01          1/26/2001  113.52  01/30/01  5005  $113.52
-------------------------------------------------------------      --------------------------------------------
          Leslie Brisenhav    Brisenhav    1/12/01  1/16/01          1/26/2001   26.00  01/30/01  5011  $ 26.00
-------------------------------------------------------------      --------------------------------------------
          Margaret Blue       Blue          1/5/01  1/16/01          1/26/2001  106.63  01/30/01  5008  $106.63
-------------------------------------------------------------      --------------------------------------------
          Leo Bukowski        Bukowski      1/5/01  1/16/01          1/26/2001  229.82  01/30/01  5014  $229.82
-------------------------------------------------------------      --------------------------------------------
          Andrew Burke        Burke       11/17/00  1/16/01          1/26/2001  340.50  01/25/01    10  $340.50
-------------------------------------------------------------      --------------------------------------------
          Andrew Burke        Burke       11/24/00  1/16/01          1/26/2001  168.15  01/25/01    10  $168.15
-------------------------------------------------------------      --------------------------------------------
          Andrew Burke        Burke        12/1/00  1/16/01          1/26/2001  304.60  01/25/01    10  $304.60
-------------------------------------------------------------      --------------------------------------------
          Andrew Burke        Burke       12/15/00  1/16/01          1/26/2001  199.05  01/25/01    10  $199.05
-------------------------------------------------------------      --------------------------------------------
          Andrew Burke        Burke       12/22/00  1/16/01          1/26/2001  243.30  01/25/01    10  $243.30
-------------------------------------------------------------      --------------------------------------------
          Chris Cunningham    Cunningham    1/5/01  1/16/01          1/26/2001   89.70  01/25/01     2  $ 89.70
-------------------------------------------------------------      --------------------------------------------
          Chris Cunningham    Cunningham   1/12/01  1/16/01          1/26/2001  112.13  01/25/01     2  $112.13
-------------------------------------------------------------      --------------------------------------------

------------------------------------------------------------      ------------------------------------------------
          Mitch Davis        Davis         1/5/01  1/16/01          1/26/2001    65.00  01/30/01   5024  $   65.00
------------------------------------------------------------      ------------------------------------------------
          Charles Drinkard   Drinkard      1/5/01  1/16/01          1/26/2001   189.80  01/25/01     11  $  189.80
------------------------------------------------------------      ------------------------------------------------
          John Frechette     Frechette   12/29/00  1/16/01          1/26/2001    88.32  01/30/01   5040  $   88.32
------------------------------------------------------------      ------------------------------------------------
          John Frechette     Frechette   12/22/00  1/16/01          1/26/2001    77.05  01/30/01   5040  $   77.05
------------------------------------------------------------      ------------------------------------------------
          Terry Gilbertsen   Gilbertsen    1/5/01  1/16/01          1/26/2001   163.74  01/30/01   5046  $  163.74
------------------------------------------------------------      ------------------------------------------------
          Carol Inniss       Inniss        1/5/01  1/16/01          1/26/2001    34.54  01/30/01   5057  $   34.54
------------------------------------------------------------      ------------------------------------------------
          Phil Law           Law         12/22/00  1/16/01          1/26/2001     7.76  01/30/01   5068  $    7.76
------------------------------------------------------------      ------------------------------------------------
          Phil Law           Law           1/5/01  1/16/01          1/26/2001    23.50  01/30/01  50/68  $   23.50
------------------------------------------------------------      ------------------------------------------------
          Ian Little         Little        1/5/01  1/16/01          1/26/2001   298.87  01/30/01   5071  $  298.87
------------------------------------------------------------      ------------------------------------------------
          Vesta Macareg      Macareg      1/12/01  1/16/01          1/26/2001  3845.50  01/30/01   5074  $3,845.50
------------------------------------------------------------      ------------------------------------------------
          Gene Otterbein     Otterbein     1/5/01  1/16/01          1/26/2001    45.03  01/31/01   5090  $   45.03
------------------------------------------------------------      ------------------------------------------------
          Philip Porter      Porter        1/5/01  1/16/01          1/26/2001    87.15  01/30/01   5095  $   87.15
------------------------------------------------------------      ------------------------------------------------
          Scott Schoen       Schoen      12/29/00  1/16/01          1/26/2001   105.44  01/30/01   5105  $  105.44
------------------------------------------------------------      ------------------------------------------------
          Joshua Skinner     Skinner       1/5/01  1/16/01          1/26/2001    80.53  01/30/01   5113  $   80.53
------------------------------------------------------------      ------------------------------------------------
          Ray Solnik         Solnik       1/12/01  1/16/01          1/26/2001    56.44  01/31/01   5116  $   56.44
------------------------------------------------------------      ------------------------------------------------
          Josh Thieriot      Thieriot     1/12/01  1/16/01          1/26/2001    95.72  01/30/01   5125  $   95.72
------------------------------------------------------------      ------------------------------------------------
          Gary Tiegs         Tiegs       12/15/00  1/16/01          1/26/2001    61.25  01/30/01   5127  $   61.25
------------------------------------------------------------      ------------------------------------------------
          Gary Tiegs         Tiegs       12/22/00  1/16/01          1/26/2001    38.75  01/30/01   5127  $   38.75
------------------------------------------------------------      ------------------------------------------------
          Gary Tiegs         Tiegs        12/1/00  1/16/01          1/26/2001     7.75  01/30/01   5127  $    7.75
------------------------------------------------------------      ------------------------------------------------
          Tim Alderson       Alderson      1/5/01  1/17/01          1/26/2001   173.46  01/30/01   5003  $  173.46
------------------------------------------------------------      ------------------------------------------------
          Alejandro Bayardo  Bayardo      1/12/01  1/17/01          1/26/2001   268.73  01/30/01   5006  $  268.73
------------------------------------------------------------      ------------------------------------------------
          Curtis Betz        Betz         1/12/01  1/17/01          1/26/2001    84.00  01/30/01   5007  $   84.00
------------------------------------------------------------      ------------------------------------------------
          Thresa Crum        Crum          1/5/01  1/17/01          1/26/2001    70.09  01/30/01   5022  $   70.09
------------------------------------------------------------      ------------------------------------------------
          Thresa Crum        Crum         1/12/01  1/17/01          1/26/2001    83.45  01/30/01   5022  $   83.45
------------------------------------------------------------      ------------------------------------------------
          Cliff Dinwiddie    Dinwiddie    1/12/01  1/17/01          1/26/2001   111.70  01/30/01   5027  $  111.70
------------------------------------------------------------      ------------------------------------------------
          Robert Flores      Flores       1/12/01  1/17/01          1/26/2001    46.00  01/30/01   5037  $   46.00
------------------------------------------------------------      ------------------------------------------------
          Mario Gracia       Gracia       1/12/01  1/17/01          1/26/2001   178.34  01/30/01   5047  $  178.34
------------------------------------------------------------      ------------------------------------------------

----------------------------------------------------------     --------------------------------------------
          Phillip Hall      Hall        1/12/01  1/17/01         1/26/2001  205.76  01/30/01  5051  $205.76
----------------------------------------------------------     --------------------------------------------
          Anthony Hattel    Hattel       1/5/01  1/17/01         1/26/2001   84.40  01/30/01  5053  $ 84.40
----------------------------------------------------------     --------------------------------------------
          Anthony Hattel    Hattel      1/12/01  1/17/01         1/26/2001  124.40  01/30/01  5053  $124.40
----------------------------------------------------------     --------------------------------------------
          Ian Little        Little      1/12/01  1/17/01         1/26/2001   71.98  01/30/01  5071  $ 71.98
----------------------------------------------------------     --------------------------------------------
          Gene Otterbein    Otterbein   1/12/01  1/17/01         1/26/2001   65.03  01/31/01  5090  $ 65.03
----------------------------------------------------------     --------------------------------------------
          Mike Parks        Parks       1/12/01  1/17/01         1/26/2001  243.28  01/30/01  5092  $243.28
----------------------------------------------------------     --------------------------------------------
          Lisa Ray          Ray          1/5/01  1/17/01         1/26/2001   50.38  01/30/01  5098  $ 50.38
----------------------------------------------------------     --------------------------------------------
          Vincent Sonego    Sonego      1/12/01  1/17/01         1/26/2001  160.41  01/30/01  5117  $160.41
----------------------------------------------------------     --------------------------------------------
          Leslie Testa      Testa       1/19/01  1/17/01         1/26/2001   24.43  01/31/01  5124  $ 24.43
----------------------------------------------------------     --------------------------------------------
          Trevor Thomas     Thomas       1/5/01  1/17/01         1/26/2001  115.73  01/30/01  5126  $115.73
----------------------------------------------------------     --------------------------------------------
          Kato Yip          Yip        12/22/00  1/17/01         1/26/2001   26.16  01/30/01  5136  $ 26.16
----------------------------------------------------------     --------------------------------------------
          Thomas Yoon       Yoon         1/5/01  1/17/01         1/26/2001  296.73  01/25/01     3  $296.73
----------------------------------------------------------     --------------------------------------------
          Thomas Yoon       Yoon        1/12/01  1/17/01         1/26/2001  437.25  01/25/01     3  $437.25
----------------------------------------------------------     --------------------------------------------
          Thomas Yoon       Yoon       12/15/00  1/17/01         1/26/2001  302.58  01/25/01     3  $302.58
----------------------------------------------------------     --------------------------------------------
          Thomas Yoon       Yoon       11/24/00  1/17/01         1/26/2001  166.40  01/25/01     3  $166.40
----------------------------------------------------------     --------------------------------------------
          Thomas Yoon       Yoon        12/8/00  1/17/01         1/26/2001  309.08  01/25/01     3  $309.08
----------------------------------------------------------     --------------------------------------------
          Thomas Yoon       Yoon        12/1/00  1/17/01         1/26/2001  279.18  01/25/01     3  $279.18
----------------------------------------------------------     --------------------------------------------
          Thomas Yoon       Yoon       12/29/00  1/17/01         1/26/2001  258.05  01/25/01     3   258.05
----------------------------------------------------------     --------------------------------------------
          Thomas Yoon       Yoon       12/22/00  1/17/01         1/26/2001  296.08  01/25/01     3  $296.08
----------------------------------------------------------     --------------------------------------------
          Michael Zegarski  Zegarski     1/5/01  1/17/01         1/26/2001  485.46  01/30/01  5139  $485.46
----------------------------------------------------------     --------------------------------------------
          Philip Page       73 Page    12/22/00  1/22/01         1/26/2001  240.00  01/30/01  5091  $240.00
----------------------------------------------------------     --------------------------------------------
          Philip Page       73 Page    12/29/00  1/22/01         1/26/2001  280.00  01/30/01  5091  $280.00
----------------------------------------------------------     --------------------------------------------
          Philip Page       73 Page      1/5/01  1/22/01         1/26/2001  280.00  01/30/01  5091  $280.00
----------------------------------------------------------     --------------------------------------------
          Philip Page       73 Page     1/12/01  1/22/01         1/26/2001  280.00  01/30/01  5091  $280.00
----------------------------------------------------------     --------------------------------------------
          Therese Vana      73 Vana     1/12/01  1/22/01         1/26/2001  280.00  01/30/01  5132  $280.00
----------------------------------------------------------     --------------------------------------------
          John Boehm        Boehm       1/12/01  1/22/01         1/26/2001   58.34  01/30/01  5009  $ 58.34
----------------------------------------------------------     --------------------------------------------
          Dean Caravella    Caravella    1/5/01  1/22/01         1/26/2001  514.05  01/30/01  5015  $514.05
----------------------------------------------------------     --------------------------------------------

---------------------------------------------------------      --------------------------------------------
          Dean Caravella   Caravella   1/12/01  1/22/01          1/26/2001  449.38  01/30/01  5015  $449.38
---------------------------------------------------------      --------------------------------------------
          Scott Conti      Conti       1/19/01  1/22/01          1/26/2001   95.80  01/30/01  5019  $ 95.80
---------------------------------------------------------      --------------------------------------------
          Scott Conti      Conti      12/22/00  1/22/01          1/26/2001  257.58  01/30/01  5019  $257.58
---------------------------------------------------------      --------------------------------------------
          Scott Conti      Conti        1/5/01  1/22/01          1/26/2001  185.15  01/30/01  5019  $185.15
---------------------------------------------------------      --------------------------------------------
          Mitch Davis      Davis       1/12/01  1/22/01          1/26/2001  100.51  01/30/01  5024  $100.51
---------------------------------------------------------      --------------------------------------------
          Kevin Donovan    Donovan     1/12/01  1/22/01          1/26/2001  100.20  01/30/01  5028  $100.20
---------------------------------------------------------      --------------------------------------------
          Kevin Donovan    Donovan      1/5/01  1/22/01          1/26/2001  401.85  01/30/01  5028  $401.85
---------------------------------------------------------      --------------------------------------------
          Beth Dustman     Dustman     1/19/01  1/22/01          1/26/2001  172.29  01/30/01  5031  $172.29
---------------------------------------------------------      --------------------------------------------
          Michael Groth    Groth      12/29/00  1/22/01          1/26/2001   73.32  01/30/01  5049  $ 73.32
---------------------------------------------------------      --------------------------------------------
          Brian Hoffman    Hoffman     1/12/01  1/22/01          1/26/2001   30.94  01/30/01  5054  $ 30.94
---------------------------------------------------------      --------------------------------------------
          Brian Hoffman    Hoffman      1/5/01  1/22/01          1/26/2001   20.04  01/30/01  5054  $ 20.04
---------------------------------------------------------      --------------------------------------------
          Brian Hoffman    Hoffman    12/29/00  1/22/01          1/26/2001   29.23  01/30/01  5054  $ 29.23
---------------------------------------------------------      --------------------------------------------
          Robert Poulton   Poulton     12/1/00  1/22/01          1/26/2001  111.20  01/31/01  5096  $111.20
---------------------------------------------------------      --------------------------------------------
          Ollie Sanders    Sanders      1/5/01  1/22/01          1/26/2001  228.62  01/31/01  5103  $228.52
---------------------------------------------------------      --------------------------------------------
          Roger Sero       Sero        1/19/01  1/22/01          1/26/2001   35.89  01/30/01  5108  $ 35.89
---------------------------------------------------------      --------------------------------------------
          Marvin Shaffer   Shaffer     1/12/01  1/22/01          1/26/2001   51.75  01/31/01  5109  $ 51.75
---------------------------------------------------------      --------------------------------------------
          Thomas Smith     Smith      12/15/00  1/22/01          1/26/2001  277.94  01/31/01  5115  $277.94
---------------------------------------------------------      --------------------------------------------
          Betty Taylor     Taylor      1/12/01  1/22/01          1/26/2001  122.84  01/30/01  5308  $122.84
---------------------------------------------------------      --------------------------------------------
          Ron Torres       Torres      1/19/01  1/22/01          1/26/2001   41.60  01/31/01  5129  $ 41.60
---------------------------------------------------------      --------------------------------------------
          Ron Torres       Torres      1/12/01  1/22/01          1/26/2001   60.45  01/31/01  5129  $ 60.45
---------------------------------------------------------      --------------------------------------------
          Ron Torres       Torres       1/5/01  1/22/01          1/26/2001   81.42  01/31/01  5129  $ 81.42
---------------------------------------------------------      --------------------------------------------
          Chris Ungson     Ungson     12/29/00  1/22/01          1/26/2001  116.36  01/30/01  5130  $116.36
---------------------------------------------------------      --------------------------------------------
          Kurt Weaver      Weaver      1/12/01  1/22/01          1/26/2001   37.00  01/31/01  5134  $ 37.00
---------------------------------------------------------      --------------------------------------------
          Kurt Weaver      Weaver     12/22/00  1/22/01          1/26/2001   35.00  01/31/01  5134  $ 35.00
---------------------------------------------------------      --------------------------------------------
          Kurt Weaver      Weaver       1/5/01  1/22/01          1/26/2001   36.00  01/31/01  5134  $ 36.00
---------------------------------------------------------      --------------------------------------------
          Ricardo Andrade  Andrade     1/12/01  1/24/01          1/26/2001  119.90  01/30/01  5004  $119.90
---------------------------------------------------------      --------------------------------------------
          John Boehm       Boehm       1/19/01  1/24/01          1/26/2001   28.78  01/30/01  5009  $ 28.78
---------------------------------------------------------      --------------------------------------------

----------------------------------------------------------      --------------------------------------------
          Colleen Buchanan  Buchanan    1/19/01  1/24/01          1/26/2001   31.34  01/30/01  5012  $ 31.34
----------------------------------------------------------      --------------------------------------------
          Leo Bukowski      Bukowski    1/19/01  1/24/01          1/26/2001  211.38  01/30/01  5014  $211.38
----------------------------------------------------------      --------------------------------------------
          Don Case          Case        1/12/01  1/24/01          1/26/2001   57.31  01/30/01  5017  $ 57.31
----------------------------------------------------------      --------------------------------------------
          Jim DeBald        DeBald      1/12/01  1/24/01          1/26/2001  682.63  01/30/01  5025  $682.63
----------------------------------------------------------      --------------------------------------------
          Jim DeBald        DeBald       1/5/01  1/24/01          1/26/2001  772.75  01/30/01  5025  $772.75
----------------------------------------------------------      --------------------------------------------
          Gene Otterbein    Otterbein   1/19/01  1/24/01          1/26/2001   73.46  01/31/01  5090  $ 73.46
----------------------------------------------------------      --------------------------------------------
          Doug McNamee      McNamee      1/5/01  1/24/01          1/26/2001  334.85  01/30/01  5080  $334.85
----------------------------------------------------------      --------------------------------------------
          Samuel Shelton    Shelton     1/12/01  1/24/01          1/26/2001   47.16  01/31/01  5110  $ 47.16
----------------------------------------------------------      --------------------------------------------
          Ray Solnik        Solnik      1/12/01  1/24/01          1/26/2001  196.10  01/31/01  5116  $196.10
----------------------------------------------------------      --------------------------------------------
          Sabina Vallejos   Vallejos    1/12/01  1/24/01          1/26/2001   28.00  01/31/01  5131  $ 28.00
----------------------------------------------------------      --------------------------------------------
          Michael Pratt     73 Pratt    1/19/01  1/24/01          1/31/2001  200.00  01/30/01  5097  $200.00
----------------------------------------------------------      --------------------------------------------
          Michael Pratt     73 Pratt    1/12/01  1/24/01          1/31/2001  200.00  01/30/01  5097  $200.00
----------------------------------------------------------      --------------------------------------------
          Michael Pratt     73 Pratt     1/5/01  1/24/01          1/31/2001  280.00  01/30/01  5097  $280.00
----------------------------------------------------------      --------------------------------------------
          Michael Pratt     73 Pratt   12/29/00  1/24/01          1/31/2001  120.00  01/30/01  5097  $120.00
----------------------------------------------------------      --------------------------------------------
          Richard Buckley   Buckley      1/5/01  1/24/01          1/31/2001   65.00  01/30/01  5013  $ 65.00
----------------------------------------------------------      --------------------------------------------
          Richard Buckley   Buckley    12/22/00  1/24/01          1/31/2001   65.00  01/30/01  5013  $ 65.00
----------------------------------------------------------      --------------------------------------------
          Daniel Fineman    Fineman     1/19/01  1/24/01          1/31/2001   50.38  01/30/01  5035  $ 50.38
----------------------------------------------------------      --------------------------------------------
          Robert Flores     Flores      1/19/01  1/24/01          1/31/2001   33.45  01/30/01  5037  $ 33.45
----------------------------------------------------------      --------------------------------------------
          David Lang        Lang        1/19/01  1/24/01          1/31/2001  108.35  01/30/01  5065  $108.35
----------------------------------------------------------      --------------------------------------------
          Michael Lau       Lau         1/19/01  1/24/01          1/31/2001  129.48  01/30/01  5067  $129.48
----------------------------------------------------------      --------------------------------------------
          Michael Lau       Lau         1/12/01  1/24/01          1/31/2001  401.83  01/30/01  5067  $401.83
----------------------------------------------------------      --------------------------------------------
          Michael McDonald  McDonald    1/19/01  1/24/01          1/31/2001  106.78  01/30/01  5079  $106.78
----------------------------------------------------------      --------------------------------------------
          Corri Tanner      Tanner      1/12/01  1/24/01          1/31/2001   67.60  01/30/01  5121  $ 67.60
----------------------------------------------------------      --------------------------------------------
          Corri Tanner      Tanner       1/5/01  1/24/01          1/31/2001  135.94  01/30/01  5121  $135.94
----------------------------------------------------------      --------------------------------------------
          Corri Tanner      Tanner     12/22/00  1/24/01          1/31/2001  217.51  01/30/01  5121  $217.51
----------------------------------------------------------      --------------------------------------------
          Corri Tanner      Tanner      1/26/01  1/24/01          1/31/2001   65.72  01/30/01  5121  $ 65.72
----------------------------------------------------------      --------------------------------------------
          Corri Tanner      Tanner      1/19/01  1/24/01          1/31/2001   28.75  01/30/01  5121  $ 28.75
----------------------------------------------------------      --------------------------------------------

-----------------------------------------------------------      --------------------------------------------
          Paisley Taylor   Taylor        1/5/01   1/24/01          1/31/2001  278.95  01/30/01  5123  $278.95
-----------------------------------------------------------      --------------------------------------------
          Paisley Taylor   Taylor      12/29/00   1/24/01          1/31/2001  102.38  01/30/01  5123  $102.38
-----------------------------------------------------------      --------------------------------------------
          Josh Thieriot    Thieriot     1/19/01   1/24/01          1/31/2001  271.61  01/30/01  5125  $271.61
-----------------------------------------------------------      --------------------------------------------
          Curtis Betz      Betz         1/19/01   1/26/01          1/31/2001   36.00  01/30/01  5007  $ 36.00
-----------------------------------------------------------      --------------------------------------------
          Sherman Flemons  Flemons      1/26/01   1/26/01          1/31/2001  126.54  01/30/01  5036  $126.54
-----------------------------------------------------------      --------------------------------------------
          Anthony Hattel   Hattel       1/19/01   1/26/01          1/31/2001   78.54  01/30/01  5053  $ 78.54
-----------------------------------------------------------      --------------------------------------------
          Brian Hoffman    Hoffman      1/19/01   1/26/01          1/31/2001   52.89  01/30/01  5054  $ 52.89
-----------------------------------------------------------      --------------------------------------------
          Don Newman       Newman       1/19/01   1/26/01          1/31/2001  130.88  01/30/01  5086  $130.88
-----------------------------------------------------------      --------------------------------------------
          Jeff Regan       Regan        1/19/01   1/26/01          1/31/2001   69.32  01/30/01  5099  $ 69.32
-----------------------------------------------------------      --------------------------------------------
          Diane Ryan       Ryan         1/19/01   1/26/01          1/31/2001  106.54  01/30/01  5101  $106.54
-----------------------------------------------------------      --------------------------------------------
          Joshua Skinner   Skinner      1/19/01   1/26/01          1/31/2001   56.40  01/30/01  5113  $ 56.40
-----------------------------------------------------------      --------------------------------------------
          Thomas Duester   73 Duester  12/22/00  12/22/00          1/31/2001  280.00  01/30/01  5030  $280.00
-----------------------------------------------------------      --------------------------------------------
          Reshesh Jethi    Jethi        8/11/00   1/30/01          1/31/2001  330.00  01/30/01  5059  $330.00
-----------------------------------------------------------      --------------------------------------------